AT NAV

Delaware Group Equity Funds II, Inc.- Decatur Total Return Fund
B Class
Cumulative Total Return Performance
Three Years
-------------------------------------------------------------------------------


Initial Investment                                   $1,000.00
Beginning NAV                                           $12.31
Initial Shares                                           81.235


   Fiscal      Beginning         Dividends           Reinvested      Cumulative
    Year        Shares          for Period             Shares          Shares

------------------------------------------------------------------------------
   1995         64.309            $0.720              21.673           85.982
------------------------------------------------------------------------------
   1996         85.982            $1.530               9.037           95.019
------------------------------------------------------------------------------
   1997         95.019            $2.030              12.516          107.535
------------------------------------------------------------------------------





Ending Shares                                      107.535
Ending NAV                                   x      $19.20
                                              ------------
Investment Return                                $2,064.67





Total Return Performance
------------------------
Investment Return                                $2,064.67
Less Initial Investment                          $1,000.00
                                              ------------
                                                 $1,064.67 / $1,000.00 x 100


Total Return:                                       106.47%

Including CDSC

Delaware Group Equity Funds II, Inc.- Decatur Total Return Fund
B Class
Cumulative Total Return Performance
Three Years (INCLUDING CDSC)
-------------------------------------------------------------------------------


Initial Investment                                    $1,000.00
Beginning NAV                                            $12.31
Initial Shares                                            81.235


   Fiscal      Beginning         Dividends          Reinvested       Cumulative
    Year        Shares           for Period           Shares           Shares

-------------------------------------------------------------------------------
    1995        81.235             $64.309             4.747            85.982
-------------------------------------------------------------------------------
    1996        85.982              $1.530             9.037            95.019
-------------------------------------------------------------------------------
    1997        95.019              $2.030            12.516           107.535
-------------------------------------------------------------------------------





Ending Shares                                      107.535
Ending NAV                                     x    $19.20
                                                ----------
                                                 $2,064.67
Less CDSC                                           $30.00
                                                ----------
Investment Return                                $2,034.67


Total Return Performance
------------------------
Investment Return                                $2,034.67
Less Initial Investment                          $1,000.00
                                                ----------
                                                 $1,034.67 / $1,000.00 x 100



Total Return:                                       103.47%

Delaware Group Equity Funds II, Inc.- Decatur Total Return Fund
B Class
Average Annual Total Return Performance
Three Years
-------------------------------------------------------------------------------



                                 n
                          P(1 + T) = ERV

    THREE
    YEARS
   --------
                       3
            $1000(1 + T) = $2064.90


T =         27.34%

Delaware Group Equity Funds II, Inc.- Decatur Total Return Fund
B Class
Average Annual Total Return Performance
Three Years (INCLUDING CDSC)
-------------------------------------------------------------------------------



                                 n
                          P(1 + T) = ERV

    THREE
    YEARS
   -------
                       3
            $1000(1 + T) = $2,034.90


T =         26.72%

Delaware Group Equity Funds II, Inc.- Decatur Income Fund
B Class
Average Annual Total Return Performance
Three Years
-------------------------------------------------------------------------------



                                 n
                          P(1 + T) = ERV

    THREE
    YEARS
   -------
                       3
            $1000(1 + T) = $1,982.80


T =         25.63%

Delaware Group Equity Funds II, Inc.- Decatur Income Fund
B Class
Average Annual Total Return Performance
Three Years (INCLUDING CDSC)
-------------------------------------------------------------------------------



                                 n
                          P(1 + T) = ERV

    THREE
    YEARS
   -------
                       3
            $1000(1 + T) = $1,953.10


T =         25.00%

AT NAV

Delaware Group Equity Funds II, Inc.- Decatur Income Fund
B Class
Cumulative Total Return Performance
Three Years
-------------------------------------------------------------------------------


Initial Investment                                  $1,000.00
Beginning NAV                                          $15.55
Initial Shares                                          64.309


   Fiscal       Beginning         Dividends         Reinvested       Cumulative
    Year         Shares          for Period           Shares           Shares

-------------------------------------------------------------------------------
    1995         64.309           $0.970              3.923            68.232
-------------------------------------------------------------------------------
    1996         68.232           $1.880              7.151            75.383
-------------------------------------------------------------------------------
    1997         75.383           $3.130             12.827            88.210
-------------------------------------------------------------------------------





Ending Shares                                         88.210
Ending NAV                                      x     $22.48
                                                  ----------
Investment Return                                  $1,982.96





Total Return Performance
------------------------
Investment Return                                   $1,982.96
Less Initial Investment                             $1,000.00
                                                  -----------
                                                      $982.96 / $1,000.00 x 100



Total Return:                                           98.30%

Including CDSC

Delaware Group Equity Funds II, Inc.- Decatur Income Fund
B Class
Cumulative Total Return Performance
Three Years (INCLUDING CDSC)
-------------------------------------------------------------------------------


Initial Investment                                     $1,000.00
Beginning NAV                                             $15.55
Initial Shares                                             64.309


   Fiscal        Beginning        Dividends          Reinvested      Cumulative
    Year          Shares         for Period            Shares          Shares

-------------------------------------------------------------------------------
    1995          64.309          $64.309                3.923          68.232
-------------------------------------------------------------------------------
    1996          68.232           $1.880                7.151          75.383
-------------------------------------------------------------------------------
    1997          75.383           $3.130               12.827          88.210
-------------------------------------------------------------------------------





Ending Shares                                        88.210
Ending NAV                                      x    $22.48
                                                  ---------
                                                  $1,982.96
Less CDSC                                            $30.00
                                                  ---------
Investment Return                                 $1,952.96


Total Return Performance
------------------------
Investment Return                                 $1,952.96
Less Initial Investment                           $1,000.00
                                                  ---------
                                                    $952.96 / $1,000.00 x 100



Total Return:                                         95.30%

Delaware Group Equity Funds II, Inc. - Blue Chip Fund
A Class
Total Return Performance
Six Months
-------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning NAV                                         $8.72
Initial Shares                                       114.679


   Fiscal        Beginning         Dividends       Reinvested       Cumulative
    Year          Shares          for Period         Shares           Shares

-------------------------------------------------------------------------------
     1997          114.679          $0.000           0.000           114.679
-------------------------------------------------------------------------------







Ending Shares                                        114.679
Ending NAV                                      x      $9.85
                                                 -----------
Investment Return                                  $1,129.59





Total Return Performance
------------------------
Investment Return                                   $1,129.59
Less Initial Investment                             $1,000.00
                                                 ------------
                                                      $129.59 / $1,000.00 x 100



Total Return:                                           12.96%

Delaware Group Equity Funds II, Inc. - Blue Chip Fund
A Class
Total Return Performance
Six Months (At Offer)
-------------------------------------------------------------------------------


Initial Investment                                     $1,000.00
Beginning OFFER                                            $9.15
Initial Shares                                            109.290


   Fiscal        Beginning           Dividends        Reinvested     Cumulative
    Year           Shares           for Period          Shares         Shares

-------------------------------------------------------------------------------
    1997          109.290             $0.000            0.000         109.290
-------------------------------------------------------------------------------







Ending Shares                                        109.290
Ending NAV                                      x      $9.85
                                                 -----------
Investment Return                                  $1,076.51





Total Return Performance
------------------------
Investment Return                                  $1,076.51
Less Initial Investment                            $1,000.00
                                                 -----------
                                                      $76.51 / $1,000.00 x 100



Total Return:                                           7.65%

Delaware Group Equity Funds II, Inc. - Blue Chip Fund
B Class
Total Return Performance
Six Months
-------------------------------------------------------------------------------


Initial Investment                                    $1,000.00
Beginning NAV                                             $8.70
Initial Shares                                           114.943


   Fiscal       Beginning        Dividends        Reinvested        Cumulative
    Year         Shares         for Period          Shares            Shares

-------------------------------------------------------------------------------
    1997         114.943          $0.000            0.000           114.943
-------------------------------------------------------------------------------







Ending Shares                                        114.943
Ending NAV                                       x     $9.80
                                                  ----------
Investment Return                                  $1,126.44





Total Return Performance
------------------------
Investment Return                                  $1,126.44
Less Initial Investment                            $1,000.00
                                                  ----------
                                                     $126.44 / $1,000.00 x 100

Total Return:                                          12.64%

Delaware Group Equity Funds II, Inc. - Blue Chip Fund
B Class
Total Return Performance
Six Months (Including CDSC)
-------------------------------------------------------------------------------


Initial Investment                                    $1,000.00
Beginning NAV                                             $8.70
Initial Shares                                           114.943


   Fiscal        Beginning        Dividends        Reinvested        Cumulative
    Year           Shares        for Period          Shares            Shares

-------------------------------------------------------------------------------
    1997          114.943          $0.000            0.000            114.943
-------------------------------------------------------------------------------







Ending Shares                                        114.943
Ending NAV                                      x      $9.80
                                                 -----------
                                                   $1,126.44
Less CDSC                                             $40.00
                                                 -----------
Investment Return                                  $1,086.44


Total Return Performance
------------------------
Investment Return                                  $1,086.44
Less Initial Investment                            $1,000.00
                                                 -----------
                                                      $86.44 / $1,000.00 x 100



Total Return:                                           8.64%

Delaware Group Equity Funds II, Inc. - Blue Chip Fund
C Class
Total Return Performance
Six Months
-------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning NAV                                         $8.71
Initial Shares                                       114.811


   Fiscal        Beginning      Dividends      Reinvested        Cumulative
    Year          Shares       for Period        Shares            Shares

-------------------------------------------------------------------------------
    1997          114.811        $0.000          0.000            114.811
-------------------------------------------------------------------------------







Ending Shares                                     114.811
Ending NAV                                   x      $9.80
                                              -----------
Investment Return                               $1,125.15





Total Return Performance
------------------------
Investment Return                               $1,125.15
Less Initial Investment                         $1,000.00
                                               ----------
                                                  $125.15 / $1,000.00 x 100



Total Return:                                       12.52%

Delaware Group Equity Funds II, Inc. - Blue Chip Fund
C Class
Total Return Performance
Six Months (Including CDSC)
-------------------------------------------------------------------------------


Initial Investment                                     $1,000.00
Beginning NAV                                              $8.71
Initial Shares                                            114.811


   Fiscal        Beginning          Dividends        Reinvested      Cumulative
    Year          Shares           for Period          Shares          Shares

-------------------------------------------------------------------------------
   1997           114.811           $0.000             0.000          114.811
-------------------------------------------------------------------------------







Ending Shares                                       114.811
Ending NAV                                      x     $9.80
                                                 ----------
                                                  $1,125.15
Less CDSC                                            $10.00
                                                 ----------
Investment Return                                 $1,115.15


Total Return Performance
------------------------
Investment Return                                 $1,115.15
Less Initial Investment                           $1,000.00
                                                 ----------
                                                    $115.15 / $1,000.00 x 100



Total Return:                                         11.52%

Delaware Group Equity Funds II, Inc. - Blue Chip Fund
Institutional Class
Total Return Performance
Six Months
-------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $8.72
Initial Shares                                      114.679


   Fiscal      Beginning       Dividends       Reinvested         Cumulative
    Year        Shares        for Period         Shares             Shares

-------------------------------------------------------------------------------
    1997        114.679         $0.000           0.000             114.679
-------------------------------------------------------------------------------







Ending Shares                                    114.679
Ending NAV                                    x    $9.87
                                               ---------
Investment Return                              $1,131.88





Total Return Performance
------------------------
Investment Return                              $1,131.88
Less Initial Investment                        $1,000.00
                                             -----------
                                                 $131.88 / $1,000.00 x 100



Total Return:                                      13.19%

Delaware Group Equity Funds II, Inc. - Blue Chip Fund
A Class
Total Return Performance
Nine Months
-------------------------------------------------------------------------------


Initial Investment                                 $1,000.00
Beginning NAV                                          $8.30
Initial Shares                                        120.482


   Fiscal       Beginning        Dividends         Reinvested       Cumulative
    Year         Shares          for Period          Shares            Shares

-------------------------------------------------------------------------------
    1997         120.482          $0.000             0.000           120.482
-------------------------------------------------------------------------------







Ending Shares                                     120.482
Ending NAV                                    x     $9.85
                                               ----------
Investment Return                               $1,186.75





Total Return Performance
------------------------
Investment Return                               $1,186.75
Less Initial Investment                         $1,000.00
                                              -----------
                                                  $186.75 / $1,000.00 x 100



Total Return:                                       18.68%

AT OFFER

Delaware Group Equity Funds II, Inc. - Blue Chip Fund
A Class
Total Return Performance
Nine Months (At Offer)
-------------------------------------------------------------------------------


Initial Investment                                  $1,000.00
Beginning OFFER                                         $8.71
Initial Shares                                         114.811


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997          114.811          $0.000            0.000           114.811
-------------------------------------------------------------------------------







Ending Shares                                        114.811
Ending NAV                                       x     $9.85
                                                  ----------
Investment Return                                  $1,130.89





Total Return Performance
------------------------
Investment Return                                  $1,130.89
Less Initial Investment                            $1,000.00
                                                  ----------
                                                     $130.89 / $1,000.00 x 100

Total Return:                                          13.09%

Delaware Group Equity Funds II, Inc. - Blue Chip Fund
B Class
Total Return Performance
Nine Months
-------------------------------------------------------------------------------


Initial Investment                                   $1,000.00
Beginning NAV                                            $8.30
Initial Shares                                          120.482


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997          120.482         $0.000             0.000           120.482
-------------------------------------------------------------------------------







Ending Shares                                     120.482
Ending NAV                                    x     $9.80
                                               ----------
Investment Return                               $1,180.72





Total Return Performance
------------------------
Investment Return                               $1,180.72
Less Initial Investment                         $1,000.00
                                               ----------
                                                  $180.72 / $1,000.00 x 100



Total Return:                                       18.07%

Delaware Group Equity Funds II, Inc. - Blue Chip Fund
B Class
Total Return Performance
Nine Months (Including CDSC)
-------------------------------------------------------------------------------


Initial Investment                                  $1,000.00
Beginning NAV                                           $8.30
Initial Shares                                         120.482


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997          120.482          $0.000            0.000           120.482
-------------------------------------------------------------------------------







Ending Shares                                      120.482
Ending NAV                                     x     $9.80
                                                ----------
                                                 $1,180.72
Less CDSC                                           $40.00
                                                ----------
Investment Return                                $1,140.72


Total Return Performance
------------------------
Investment Return                                $1,140.72
Less Initial Investment                          $1,000.00
                                                ----------
                                                   $140.72 / $1,000.00 x 100



Total Return:                                        14.07%

Delaware Group Equity Funds II, Inc. - Blue Chip Fund
C Class
Total Return Performance
Nine Months
-------------------------------------------------------------------------------


Initial Investment                                  $1,000.00
Beginning NAV                                           $8.30
Initial Shares                                         120.482


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997          120.482          $0.000            0.000           120.482
-------------------------------------------------------------------------------







Ending Shares                                     120.482
Ending NAV                                    x     $9.80
                                               ----------
Investment Return                               $1,180.72





Total Return Performance
------------------------
Investment Return                               $1,180.72
Less Initial Investment                         $1,000.00
                                               ----------
                                                  $180.72 / $1,000.00 x 100



Total Return:                                       18.07%

Delaware Group Equity Funds II, Inc. - Blue Chip Fund
C Class
Total Return Performance
Nine Months (Including CDSC)
-------------------------------------------------------------------------------


Initial Investment                                   $1,000.00
Beginning NAV                                            $8.30
Initial Shares                                          120.482


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997          120.482          $0.000            0.000           120.482
-------------------------------------------------------------------------------







Ending Shares                                       120.482
Ending NAV                                      x     $9.80
                                                 ----------
                                                  $1,180.72
Less CDSC                                            $10.00
                                                 ----------
Investment Return                                 $1,170.72


Total Return Performance
------------------------
Investment Return                                 $1,170.72
Less Initial Investment                           $1,000.00
                                                 ----------
                                                    $170.72 / $1,000.00 x 100



Total Return:                                         17.07%

Delaware Group Equity Funds II, Inc. - Blue Chip Fund
Institutional Class
Total Return Performance
Nine Months
-------------------------------------------------------------------------------


Initial Investment                                  $1,000.00
Beginning NAV                                           $8.30
Initial Shares                                         120.482


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997          120.482          $0.000            0.000           120.482
-------------------------------------------------------------------------------







Ending Shares                                     120.482
Ending NAV                                     x    $9.87
                                                ---------
Investment Return                               $1,189.16





Total Return Performance
------------------------
Investment Return                               $1,189.16
Less Initial Investment                         $1,000.00
                                               ----------
                                                  $189.16 / $1,000.00 x 100



Total Return:                                       18.92%

Delaware Group Equity Funds II, Inc. - Quantum Fund
A Class
Total Return Performance
Six Months
-------------------------------------------------------------------------------


Initial Investment                                  $1,000.00
Beginning NAV                                           $8.76
Initial Shares                                         114.155


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997          114.155          $0.000            0.000           114.155
-------------------------------------------------------------------------------







Ending Shares                                  114.155
Ending NAV                                  x   $10.33
                                             ---------
Investment Return                            $1,179.22





Total Return Performance
------------------------
Investment Return                            $1,179.22
Less Initial Investment                      $1,000.00
                                            ----------
                                               $179.22 / $1,000.00 x 100



Total Return:                                    17.92%

Delaware Group Equity Funds II, Inc. - Quantum Fund
A Class
Total Return Performance
Six Months (At Offer)
-------------------------------------------------------------------------------


Initial Investment                                   $1,000.00
Beginning OFFER                                          $9.20
Initial Shares                                          108.696


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997          108.696          $0.000            0.000           108.696
-------------------------------------------------------------------------------







Ending Shares                                       108.696
Ending NAV                                      x    $10.33
                                                 ----------
Investment Return                                 $1,122.83





Total Return Performance
------------------------
Investment Return                                 $1,122.83
Less Initial Investment                           $1,000.00
                                                 ----------
                                                    $122.83 / $1,000.00 x 100



Total Return:                                         12.28%

Delaware Group Equity Funds II, Inc. - Quantum Fund
B Class
Total Return Performance
Six Months
-------------------------------------------------------------------------------


Initial Investment                                 $1,000.00
Beginning NAV                                          $8.75
Initial Shares                                        114.286


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997          114.286          $0.000            0.000           114.286
-------------------------------------------------------------------------------







Ending Shares                                    114.286
Ending NAV                                    x   $10.28
                                               ---------
Investment Return                              $1,174.86





Total Return Performance
------------------------
Investment Return                              $1,174.86
Less Initial Investment                        $1,000.00
                                              ----------
                                                 $174.86 / $1,000.00 x 100



Total Return:                                      17.49%

Delaware Group Equity Funds II, Inc. - Quantum Fund
B Class
Total Return Performance
Six Months (INCLUDING CDSC)
-------------------------------------------------------------------------------


Initial Investment                                   $1,000.00
Beginning NAV                                            $8.75
Initial Shares                                          114.286


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997           114.286         $0.000            0.000           114.286
-------------------------------------------------------------------------------







Ending Shares                                      114.286
Ending NAV                                     x    $10.28
                                                ----------
                                                 $1,174.86
Less CDSC                                           $40.00
                                                ----------
Investment Return                                $1,134.86


Total Return Performance
------------------------
Investment Return                                $1,134.86
Less Initial Investment                          $1,000.00
                                                ----------
                                                   $134.86 / $1,000.00 x 100



Total Return:                                        13.49%

Delaware Group Equity Funds II, Inc. - Quantum Fund
C Class
Total Return Performance
Six Months
-------------------------------------------------------------------------------


Initial Investment                                 $1,000.00
Beginning NAV                                          $8.75
Initial Shares                                        114.286


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997          114.286          $0.000            0.000           114.286
-------------------------------------------------------------------------------







Ending Shares                                  114.286
Ending NAV                                  x   $10.28
                                             ---------
Investment Return                            $1,174.86





Total Return Performance
------------------------
Investment Return                            $1,174.86
Less Initial Investment                      $1,000.00
                                            ----------
                                               $174.86 / $1,000.00 x 100



Total Return:                                    17.49%

Delaware Group Equity Funds II, Inc. - Quantum Fund
C Class
Total Return Performance
Six Months (INCLUDING CDSC)
-------------------------------------------------------------------------------


Initial Investment                                 $1,000.00
Beginning NAV                                          $8.75
Initial Shares                                        114.286


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997          114.286          $0.000            0.000            114.286
-------------------------------------------------------------------------------







Ending Shares                                        114.286
Ending NAV                                       x    $10.28
                                                  ----------
                                                   $1,174.86
Less CDSC                                             $10.00
                                                  ----------
Investment Return                                  $1,164.86


Total Return Performance
------------------------
Investment Return                                  $1,164.86
Less Initial Investment                            $1,000.00
                                                  ----------
                                                     $164.86 / $1,000.00 x 100



Total Return:                                          16.49%

Delaware Group Equity Funds II, Inc. - Quantum Fund
Institutional Class
Total Return Performance
Six Months
-------------------------------------------------------------------------------


Initial Investment                                  $1,000.00
Beginning NAV                                           $8.77
Initial Shares                                         114.025


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997          114.025          $0.000            0.000           114.025
-------------------------------------------------------------------------------







Ending Shares                                      114.025
Ending NAV                                     x    $10.35
                                                ----------
Investment Return                                $1,180.16





Total Return Performance
------------------------
Investment Return                                $1,180.16
Less Initial Investment                          $1,000.00
                                                ----------
                                                   $180.16 / $1,000.00 x 100



Total Return:                                        18.02%

Delaware Group Equity Funds II, Inc. - Quantum Fund
A Class
Total Return Performance
Nine Months
-------------------------------------------------------------------------------


Initial Investment                                  $1,000.00
Beginning NAV                                           $8.28
Initial Shares                                         120.773


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997          120.773          $0.000            0.000           120.773
-------------------------------------------------------------------------------







Ending Shares                                     120.773
Ending NAV                                    x    $10.33
                                               ----------
Investment Return                               $1,247.59





Total Return Performance
------------------------
Investment Return                               $1,247.59
Less Initial Investment                         $1,000.00
                                               ----------
                                                  $247.59 / $1,000.00 x 100



Total Return:                                       24.76%

AT OFFER

Delaware Group Equity Funds II, Inc. - Quantum Fund
A Class
Total Return Performance
Nine Months (At Offer)
-------------------------------------------------------------------------------


Initial Investment                                 $1,000.00
Beginning OFFER                                        $8.69
Initial Shares                                        115.075


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997          115.075          $0.000            0.000           115.075
-------------------------------------------------------------------------------







Ending Shares                                         115.075
Ending NAV                                       x     $10.33
                                                  -----------
Investment Return                                   $1,188.72





Total Return Performance
------------------------
Investment Return                                   $1,188.72
Less Initial Investment                             $1,000.00
                                                   ----------
                                                      $188.72 / $1,000.00 x 100



Total Return:                                           18.87%

Delaware Group Equity Funds II, Inc. - Quantum Fund
B Class
Total Return Performance
Nine Months
-------------------------------------------------------------------------------


Initial Investment                                  $1,000.00
Beginning NAV                                           $8.28
Initial Shares                                         120.773


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997          120.773          $0.000            0.000           120.773
-------------------------------------------------------------------------------







Ending Shares                                    120.773
Ending NAV                                   x    $10.28
                                              ----------
Investment Return                              $1,241.55





Total Return Performance
------------------------
Investment Return                              $1,241.55
Less Initial Investment                        $1,000.00
                                              ----------
                                                 $241.55 / $1,000.00 x 100



Total Return:                                      24.16%

Delaware Group Equity Funds II, Inc. - Quantum Fund
B Class
Total Return Performance
Nine Months (INCLUDING CDSC)
-------------------------------------------------------------------------------


Initial Investment                                  $1,000.00
Beginning NAV                                           $8.28
Initial Shares                                         120.773


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997          120.773          $0.000            0.000           120.773
-------------------------------------------------------------------------------







Ending Shares                                       120.773
Ending NAV                                      x    $10.28
                                                 ----------
                                                  $1,241.55
Less CDSC                                            $40.00
                                                 ----------
Investment Return                                 $1,201.55


Total Return Performance
------------------------
Investment Return                                 $1,201.55
Less Initial Investment                           $1,000.00
                                                 ----------
                                                    $201.55 / $1,000.00 x 100



Total Return:                                         20.16%

Delaware Group Equity Funds II, Inc. - Quantum Fund
C Class
Total Return Performance
Nine Months
-------------------------------------------------------------------------------


Initial Investment                                  $1,000.00
Beginning NAV                                           $8.28
Initial Shares                                         120.773


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997          120.773          $0.000            0.000           120.773
-------------------------------------------------------------------------------







Ending Shares                                   120.773
Ending NAV                                  x    $10.28
                                             ----------
Investment Return                             $1,241.55





Total Return Performance
------------------------
Investment Return                             $1,241.55
Less Initial Investment                       $1,000.00
                                             ----------
                                                $241.55 / $1,000.00 x 100



Total Return:                                     24.16%

Delaware Group Equity Funds II, Inc. - Quantum Fund
C Class
Total Return Performance
Nine Months (INCLUDING CDSC)
-------------------------------------------------------------------------------


Initial Investment                                  $1,000.00
Beginning NAV                                           $8.28
Initial Shares                                         120.773


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997          120.773          $0.000            0.000            120.773
-------------------------------------------------------------------------------







Ending Shares                                       120.773
Ending NAV                                      x    $10.28
                                                 ----------
                                                  $1,241.55
Less CDSC                                            $10.00
                                                 ----------
Investment Return                                 $1,231.55


Total Return Performance
------------------------
Investment Return                                 $1,231.55
Less Initial Investment                           $1,000.00
                                                 ----------
                                                    $231.55 / $1,000.00 x 100



Total Return:                                         23.16%

Delaware Group Equity Funds II, Inc. - Quantum Fund
Institutional Class
Total Return Performance
Nine Months
-------------------------------------------------------------------------------


Initial Investment                                 $1,000.00
Beginning NAV                                          $8.28
Initial Shares                                        120.773


   Fiscal        Beginning        Dividends        Reinvested       Cumulative
    Year           Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1997          120.773          $0.000            0.000           120.773
-------------------------------------------------------------------------------







Ending Shares                                     120.773
Ending NAV                                    x    $10.35
                                               ----------
Investment Return                               $1,250.00





Total Return Performance
------------------------
Investment Return                               $1,250.00
Less Initial Investment                         $1,000.00
                                               ----------
                                                  $250.00 / $1,000.00 x 100



Total Return:                                       25.00%